EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Quarterly Report of Pharmos Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Haim Aviv, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to § 906 of the Sarbanes –Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Haim Aviv
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Haim Aviv, Chief Executive Officer
August 11, 2006
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